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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     333-115122               30-0183252
 ----------------------------           -----------           ----------------
 (STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)

      383 Madison Avenue
      New York, New York                                             10179
      ------------------                                             -----
    (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000

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Item 5.  OTHER EVENTS.

                  The consolidated balance sheets of Radian Asset Assurance Inc. and Subsidiaries as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated July 28, 2004 have been incorporated in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

                  The consolidated balance sheets of Radian Reinsurance Inc. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated July 28, 2004, have been incorporated in reliance on the report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS

                 ITEM 601(a) OF
                 REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.    DESCRIPTION
-----------        -----------    -----------
   1               23             Consent of Deloitte & Touche LLP, an
                                  independent registered public accounting firm, independent auditors of Radian Asset
                                  Assurance Inc. with respect to the Prime
                                  Mortgage Trust 2004-1, Mortgage Pass-Through
                                  Certificates, Series 2004-1.



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   2               23             Consent of Deloitte & Touche LLP, an
                                  independent registered public accounting firm, independent auditors of Radian Reinsurance Inc. with respect to the Prime Mortgage Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS II INC.


                                      By: /s/ Baron Silverstein
                                         -------------------------------
                                      Name:   Baron Silverstein
                                      Title:  Vice President
Dated: July 28, 2004




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                                  EXHIBIT INDEX

                     ITEM 601(a) OF
                     REGULATION S-K     SEQUENTIALLY NUMBERED
EXHIBIT NUMBER       EXHIBIT NO.        DESCRIPTION               PAGE
--------------       -----------        -----------               ----
  1                     23              Independent Auditors'         6
                                        Consent

  2                     23              Independent Auditors'         7
                                        Consent